UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the
Securities Exchange Act of 1934

Check the appropriate box:

☐  Preliminary Information Statement
☐  Confidential, for Use of the Commission Only (as permitted by Rule
14c-5(d)(2))
☒  Definitive Information Statement

DC BRANDS INTERNATIONAL, INC.
 (Name of Registrant As Specified In Its Charter)

Payment of Filing Fee (Check the Appropriate Box):

☒  No fee required
☐  Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11

1. Title of each class of securities to which transaction applies:

2. Aggregate number of securities to which transaction applies:

3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11

4. Proposed maximum aggregate value of transaction

5. Total fee paid

☐  Check box if any party of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

 DC BRANDS INTERNATIONAL, INC.
9500 W. 49th Avenue, Suite D-106
Wheat Ridge, CO 80033
(303) 279-3800

NOTICE OF STOCKHOLDER ACTION BY WRITTEN CONSENT

To the Stockholders of DC Brands International, Inc.:

This Information Statement is furnished to the stockholders of DC Brands International, Inc., a Colorado corporation (“DC Brands” or the “Corporation”), in connection with our prior receipt of approval by written consent, in lieu of a special meeting, of the holders of a majority of our common stock authorizing the board of directors of DC Brands, to (i) file an amendment to  the Articles of Incorporation of DC Brands with the Secretary of the State of Colorado to effectuate a reverse stock split (the “Stock Split”) of the issued and outstanding shares of common stock on 1 for 200 basis and (ii) approve the DC Brands 2012 Stock Incentive Plan (the “Plan”), to become effective as soon as the reverse stock split is effective.  On May 21, 2012, DC Brands obtained the approval of the Stock Split and the Plan by written consent of the majority stockholder that is the record owner of 3,776,327 shares of common stock and 91,111 shares of preferred stock which represents 1,238,716,263 votes or approximately 55.81% of the voting power as of May 18, 2012.  The and the filing of an amendment to DC Brands’ Articles of Incorporation with the Secretary of State of the State of Colorado and the Plan cannot be effectuated until 20 days after the mailing of this Information Statement.

DC BRANDS IS NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED TO NOT SEND A PROXY.   Because the written consent of the holders of a majority of our voting power satisfies all applicable stockholder voting requirements, we are not asking for a proxy: please do not send us one.

Only stockholders of record at the close of business on May 18, 2012 (the “Record Date”) shall be given a copy of the Information Statement.  The date on which this Information Statement will be sent to stockholders will be on or about June 8, 2012.

The accompanying information statement is for information purposes only.  Please read it carefully.

By Order of the Board of Directors

/s/ Richard J. Pearce
Richard J. Pearce
Chairman and Chief Executive Officer

June 5, 2012

This information statement is being furnished to all holders of the common stock of DC Brands in connection with the proposed action by Written Consent to authorize the board of directors to carry out the Stock Split of the common stock of the Corporation and approve the Plan.

ITEM 1.

INFORMATION STATEMENT

This information statement is being furnished to all holders of the common stock of DC Brands, in connection with resolutions of the Board of Directors and the written consent of the holder of 55.81% of the voting rights of the stockholders of DC Brands. The board of directors, as approved by the written consent of the holder of 55.81% of the voting rights of the stockholders of DC Brands, provides public notice of the approval and authorization to effectuate the Stock Split of the common stock of the Corporation and approve the Plan.

The Board of Directors has unanimously approved the Stock Split and the Plan and a person owning a majority of the outstanding voting securities of DC Brands, has adopted, ratified and approved the proposed actions. No other votes are required or necessary to effectuate the proposed actions.  See the caption "Vote Required for Approval" below. Such action by our stockholders will be effective 20 calendar days after the date this Information Statement is first mailed to our stockholders and after the filing of required amendment to the articles of incorporation with the Colorado Secretary of State's office.

The Quarterly Report on Form 10-Q for quarterly periods ended and March 31, 2012 and the Annual Report on Form 10-K for the year ended December 31, 2011, and any reports on Form 8-K filed by DC Brands during the past year with the Securities and Exchange Commission may be viewed on the Securities and Exchange Commission’s website at www.sec.gov in the Edgar Archives. DC Brands is presently current in the filing of all reports required to be filed by it. See the caption “Where You Can Find More Information,” below.

GRANT AUTHORITY TO THE BOARD OF DIRECTORS TO CONDUCT A 1 FOR 200 SHARE STOCK SPLIT OF DC BRANDS’S COMMON STOCK.

Purpose: DC Brands’ board has unanimously adopted a resolution seeking stockholder approval to authorize the Board to effectuate a reverse stock split. The Stock Split would reduce the number of outstanding shares of our common stock. The board has determined that it would be in the Corporation’s best interest to conduct a reverse stock split of its common stock on up to a 1 for 200 basis and has received the consent of the holder of a majority of the voting power of the Corporation’s securities to authorize the board to conduct such a reverse stock split.

The primary purposes of the Stock Split are to accomplish the following:

a)  increase the per share price of the common stock to help maintain the interest of the markets;

b)  reduce the number of outstanding shares of common stock to a level more consistent with other public companies with a similar anticipated market capitalization;

c) provide additional shares to fulfill our current obligations with respect to our convertible securities; and

d)  provide the management of DC Brands with additional flexibility to issue shares to facilitate future stock acquisitions and financing for DC Brands without the delay and expense of holding a special meeting of shareholders.

For the above reasons, the Board of Directors believes that the Stock Split is in the best interest of DC Brands and its shareholders.  There can be no assurance, however, that the Stock Split will have the desired benefits.

The board believes that the Stock Split would provide for the combination of the presently issued and outstanding shares of common stock into a smaller number of shares of identical common stock.  The Stock Split would affect all common stockholders uniformly. This process that is known as a reverse stock split, would take 200 shares of the presently issued and outstanding common stock on the effective date of the amendment to the articles of incorporation that would carry out the reverse stock split and convert those shares into one share of the post-reverse stock split common stock.  The conversion rate of all securities convertible into common stock would be proportionately adjusted.

The board has indicated that fractional shares will not be issued.  Instead, DC Brands will issue one full share of the post-reverse stock split common stock to any stockholder who would have been entitled to receive a fractional share as a result of the process.  Each stockholder will hold the same percentage of the outstanding common stock immediately following the Stock Split as that stockholder did immediately prior to the Stock Split, except for minor adjustment as a result of the additional shares that will need to be issued a result of the treatment of fractional shares.

For the above reasons, the board believes that the Stock Split is in the best interest of DC Brands and its stockholders.  There can be no assurance, however, that the Stock Split will have the desired benefits.

Effects: The Stock Split will be effected by filing an amendment to the Corporation’s Articles of Incorporation with the Colorado Secretary of State’s office and will become effective upon such filing and final approval of the board of directors of the Corporation.  The actual timing of any such filing will be made by the board of directors based upon its evaluation as to when the filing will be most advantageous to the Corporation and its stockholders.

DC Brands is currently authorized to issue 5,000,000,000 shares of its common stock of which 983,119,386 shares are currently issued and outstanding and 25,000,000 shares of preferred stock are authorized of which 100,000 are designated as Series A preferred stock and 91,111 shares of Series A preferred stock are outstanding and 2,500 are designated Series B preferred stock and 106 shares of Series B preferred stock are outstanding.  There are no other shares of preferred stock outstanding.  The outstanding shares of Series A preferred stock are entitled to vote 51.25% of the outstanding common stock.  Each share of Series B preferred stock is nonvoting but is convertible into .075% of the outstanding common shares at the time of conversion. Currently, a stockholder holding 55.81% of the voting rights has consented in writing to the proposal.  A reverse stock split on a 1 for 200 basis would reduce the number of issued and outstanding shares of common stock to approximately 4,915,597, but will not reduce the number of preferred shares outstanding or authorized shares of common stock. Although the number of shares into which the Series B preferred stock is convertible will be reduced, the percentage of the outstanding common shares into which the Series B preferred stock will be convertible will not change. The Stock Split will not have any effect on the stated par value of the common stock.

On May 15, 2012, we had debt in outstanding principal balance of $1,091,640 convertible into shares of common stock based upon the closing price of our stock on the conversion date. Of such debt, $548,148 converts into shares of our common stock at a conversion price of 20% of the greater of the closing price or the highest bid price of our common stock on the date of conversion, In addition, our Series B preferred shares converts into shares of common stock at a rate of 1.5% of our outstanding voting capital stock, calculated on a fully diluted basis as of the date of the notice of conversion divided by twenty (20), therefore, it is difficult for us to accurately quantify the number of shares that we will be required to issue upon such conversions. Using the May 15, 2012 numbers, if all of the Company’s outstanding debt, warrants and all of our preferred stock were to convert to common stock, we would be required to issue approximately an additional 9,500,000,000 shares, which would exceed the number of shares currently available for issuance. The board of directors believes that it is in DC Brands' and DC Brands' stockholders' best interests to authorize it to increase the availability of additional authorized but unissued capital stock to enable DC Brands to promptly take advantage of market conditions and the availability of favorable opportunities without delay and expense associated with holding a special meeting of stockholders and to enable it to meet any obligations it may have to issue shares of common stock.

The board of directors has no immediate plans, understandings, agreements or commitments to issue additional shares of stock for any purpose other than its right to put up to $10,000,000 of shares of its common stock to Southridge Partners II, LP upon the fulfillment of the conditions of its equity line with them (to which no assurance can be given) and the issuance of shares upon conversion of existing debt and other outstanding convertible securities in accordance with their respective terms. Although DC Brands has no other current financing plans or understandings, agreements or commitments for financing, if an opportunity should present itself, DC Brands may issue shares of common stock in connection with such a financing. The increased capital will provide the board of directors with the ability to issue additional shares of stock without further vote of the stockholders of DC Brands, except as provided under Colorado corporate law or under the rules of any national securities exchange on which shares of stock of DC Brands are then listed. Under DC Brands’ Articles of Incorporation, the DC Brands stockholders do not have preemptive rights to subscribe to additional securities which may be issued by DC Brands, which means that current stockholders do not have a prior right to purchase any new issuance of capital stock of DC Brands in order to maintain their proportionate ownership of DC Brands' stock.

The effect of the Stock Split upon existing stockholders of the common stock will be that the total number of shares of DC Brands’ common stock held by each stockholder will automatically convert into the number of whole shares of common stock equal to the number of shares of common stock owned immediately prior to the Stock Split divided by 200, with an adjustment for any fractional shares.  (Fractional shares will be rounded up into a whole share). The outstanding shares of preferred stock are entitled to vote 59.20% of the outstanding common stock.

If acted upon by the Corporation’s board of directors, the consent by the majority stockholder reported herein, would result in each stockholder’s percentage ownership interest in the Corporation and proportional voting power will remain virtually unchanged on the date that the split is effectuated, except for minor changes and adjustments that will result from rounding fractional shares into whole shares.  The rights and privileges of the holders of shares of common stock will be substantially unaffected by the Stock Split.  All issued and outstanding options, warrants, and convertible securities would be appropriately adjusted for the Stock Split automatically on the effective date of the Stock Split.  All shares, options, warrants or convertible securities that the Corporation has agreed to issue (or agrees to issue prior to the effective date of the Stock Split) also will be appropriately adjusted for the Stock Split.

The Stock Split may also result in some stockholders holding “odd lots” of less than 100 shares of common stock.  Brokerage commissions and other costs of transactions in odd lots may be higher, particularly on a per-share basis, than the cost of transactions in even multiples of 100 shares.

As a result of the proposal to conduct the Stock Split, DC Brands will have more authorized shares available for issuance than it currently has available and therefore, there is a significant risk of stockholder value represented by the common stock being diluted.  The proposed Stock Split creates a risk that current stockholders of the common stock will see the value of those shares diluted through the issuance of additional authorized but currently unissued shares.  The current net tangible book value per share would be diluted if additional shares are issued without an increase taking place in the net book value of the assets of DC Brands.  The current book value of shares held by existing stockholders would not be maintained in the event additional shares are issued.  The Stock Split will reduce the number of outstanding shares of common stock to approximately 4,915,597 however the authorized shares will remain at 5,000,000,000 and the issuance of the remaining 4,995,084,403 would have a material dilutive effect upon existing stockholders.

Because the Stock Split results in an increase in the number of authorized but unissued shares of our common stock, it may be construed as having an anti-takeover effect.  Although the Stock Split is not being undertaken for this purpose, in the future the Board of Directors could, subject to its fiduciary duties and applicable law, use the increased number of authorized but unissued shares to frustrate persons seeking to take over or otherwise gain control of our Corporation by, for example, privately placing shares with purchasers who might side with the Board of Directors in opposing a hostile takeover bid.   Such use of our common stock could render more difficult, or discourage, an attempt to acquire control of our Corporation if such transactions were opposed by the Board of Directors.

After the taking of any action to conduct the Stock Split there is not a requirement that stockholders obtain new or replacement share certificates.  Each of the holders of record of shares of DC Brands’ common stock that is outstanding on the effective date of the Stock Split may contact the Corporation’s transfer agent to exchange the certificates for new certificates representing the number of whole shares of post-reverse stock split common shares into which the existing shares have been converted as a result of the Stock Split.

ADOPTION OF THE PLAN

BACKGROUND AND PURPOSE

The board of directors has adopted the Plan to be effective as soon as the Stock Split is effective. The board of directors recommended that the Plan be adopted, assumed and approved by our stockholders.  The holders of a majority of our outstanding common stock as of May 18, 2012 have consented to the adoption of the Plan.

The purpose of the Plan is to increase our ability to attract and retain talented employees, consultants and directors and thereby enhance our growth and profitability. Under the Plan, options to purchase common stock, including incentive stock options, restricted stock awards and other equity-based compensation, may be awarded to directors, officers, employees, consultants or other agents.

Stockholder approval of the Plan is required for purposes of compliance with certain exclusions from the limitations of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code").

The following is a summary of the principal features of the Plan. This summary is qualified in its entirety by reference to the complete text of the Plan, which is attached hereto as an exhibit.  Shareholders are urged to read the actual text of the Plan in its entirety.

Purpose of the Plan

The board of directors believes that the Plan is necessary for the Corporation to attract, retain and motivate its employees, directors and consultants through the grant of stock options, stock appreciation rights, restricted stock and restricted stock units. We believe the Plan is best designed to provide the proper incentives for our employees, directors and consultants, ensures our ability to make performance-based awards, and meets the requirements of applicable law. There are currently 16 individuals that would be eligible to participate in the Plan, of which 4 are directors or executive officers and 12 are employees.

Administration

The Plan generally will be administered by our board of directors, which may delegate administration of the Plan to the compensation committee of our board of directors. The administrator of the Plan will have full authority to establish rules and regulations for the proper administration of the Plan, to select the employees, directors and consultants to whom awards are granted, and to set the date of grant, the type of award and the other terms and conditions of the awards, consistent with the terms of the Plan. The administrator of the Plan may modify outstanding awards as provided in the Plan.

Limitation on Awards and Shares Available

As of the date of this Information Statement, there are 1,500,000 shares of our common stock reserved for grants that may be made under the Plan. This number will not be increased unless it is in connection with an amendment to the Plan that is approved by a majority of the Corporation’s stockholders.

Eligibility

Persons eligible to participate in the Plan include all of our employees, directors and consultants.

Awards

The Plan provides for the grant of: (i) incentive stock options; (ii) nonqualified stock options; (iii) stock appreciation rights; (iv) restricted stock; (v) restricted stock units; and (vi) other stock-based awards to eligible individuals. The terms of the awards will be set forth in an award agreement, consistent with the terms of the Plan. No stock option will be exercisable later than ten years after the date it is granted. The Plan administrator is authorized to grant awards intended to qualify as “performance-based compensation” under Section 162 (m) of the Code.

Stock Options . The Plan administrator may grant incentive stock options as defined in Section 422 of the Code, and nonqualified stock options. Options shall be exercisable for such prices, shall expire at such times, and shall have such other terms and conditions as the Plan administrator may determine at the time of grant and as set forth in the award agreement; however, the exercise price must be at least equal to 100% of the fair market value at the date of grant. The option price is payable in cash or other consideration acceptable to the Company.

Stock Appreciation Rights . The Plan administrator may grant stock appreciation rights with such terms and conditions as the administrator may determine at the time of grant and as set forth in the award agreement. The grant price of a stock appreciation right shall be determined by the administrator and shall be specified in the award agreement; however, the grant price must be at least equal to 100% of the fair market value of a share on the date of grant. Stock appreciation rights may be exercised upon such terms and conditions as are imposed by the Plan administrator and as set forth in the stock appreciation rights award agreement.

Restricted Stock . Restricted stock may be granted in such amounts and subject to the terms and conditions as determined by the Plan administrator at the time of grant and as set forth in the award agreement. The administrator may impose performance goals for restricted stock. The administrator may authorize the payment of dividends on the restricted stock during the restricted period.

Other Awards . The Plan administrator may grant other types of equity-based or equity-related awards not otherwise described by the terms of the Plan, in such amounts and subject to such terms and conditions, as the administrator shall determine. Such awards may be based upon attainment of performance goals established by the administrator and may involve the transfer of actual shares to participants, or payment in cash or otherwise of amounts based on the value of shares.

EXISTING CERTIFICATES SHOULD NOT BE SENT TO THE CORPORATION OR THE TRANSFER AGENT BEFORE THE EFFECTIVE DATE OF THE FILING OF THE PROPOSED MOVE.

Unless and until the stockholder forwards a completed letter of transmittal, together with certificates representing such stockholder's shares of DC Brands common stock to the transfer agent and receives in return a new certificate representing shares of DC Brands common stock, such stockholder's existing common stock shall be deemed equal to the number of shares of DC Brands common stock to which such stockholder is entitled as a result of the move.

CERTAIN FEDERAL INCOME TAX CONSIDERATIONS

The following discussion describes certain material federal income tax considerations relating to the proposed Stock Split. This discussion is based upon the Internal Revenue Code, existing and proposed regulations thereunder, legislative history, judicial decisions, and current administrative rulings and practices, all as amended and in effect on the date hereof. Any of these authorities could be repealed, overruled, or modified at any time. Any such change could be retroactive and, accordingly, could cause the tax consequences to vary substantially from the consequences described herein. No ruling from the Internal Revenue Service (the "IRS") with respect to the matters discussed herein has been requested, and there is no assurance that the IRS would agree with the conclusions set forth in this discussion.

This discussion may not address federal income tax consequences that may be relevant to particular stockholders in light of their personal circumstances or to stockholders who may be subject to special treatment under the federal income tax laws. This discussion also does not address any tax consequences under state, local or foreign laws.

STOCKHOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS AS TO THE PARTICULAR TAX CONSEQUENCE OF THE MOVE FOR THEM, INCLUDING THE APPLICABILITY OF ANY STATE, LOCAL OR FOREIGN TAX LAWS, CHANGES IN APPLICABLE TAX LAWS AND ANY PENDING OR PROPOSED LEGISLATION.

The Stock Split is intended to be a tax-free recapitalization to the Corporation and its stockholders. Stockholders will not recognize any gain or loss for federal income tax purposes as a result of the Stock Split. The holding period for shares of common stock after the Stock Split will include the holding period of shares of common stock before the Stock Split, provided, that such shares of common stock are held as a capital asset at the effective date of the amendment. The aggregate adjusted basis of the shares of common stock after the Stock Split will be the same as the adjusted basis of the shares of common stock before the Stock Split.

DC Brands believes that the foregoing addresses the material United States federal income tax consequences of the Stock Split to stockholders. The opinion is based upon the Code, applicable Treasury Regulations, judicial decisions and current administrative rulings, all of which are subject to change with retroactive effect. The tax consequences to stockholders of the Stock Split may be affected by their particular circumstances and by the applicability to them of one or more special rules like those which apply to dealers in securities, foreign persons, mutual funds, insurance companies and persons who do not hold their shares as capital assets. Therefore, DC Brands urges stockholders to consult their own tax advisors concerning the effect of the Stock Split upon them, including the effect of any state, local or other tax to which they may be subject. An opinion of tax counsel will not be provided to stockholders.

QUESTIONS AND ANSWERS REGARDING THE PROPOSAL AUTHORIZING THE BOARD TO CONDUCT THE PROPOSED MERGER.

Q.     WHY IS APPROVAL SOUGHT FOR THE PROPOSED STOCK SPLIT OF THE COMMON STOCK ON A 1 FOR 200 BASIS?

A.    The Board of Directors seeks approval of the Stock Split.  It is the expectation of the Board of Directors that the Stock Split would increase the market price of the resulting common stock and thus maintain a higher level of market interest in the shares, provide additional flexibility to management with regard to the issuance of shares and maintaining the proper market capitalization of DC Brands.  The Board of Directors believes that the Stock Split will enhance DC Brands’ flexibility with regard to the ability to issue common stock for fulfillment of its current obligations as well as for proper corporate purposes that may be identified from time to time, such as financing, acquisitions, compensation of employees, the establishment of strategic business relationships with other companies or the expansion of DC Brands’ business or product lines through the acquisition of other businesses or products.

Q.    WHY HAS THE PROPOSAL BEEN MADE TO ADOPT A STOCK INCENTIVE PLAN?

A.    Our board of directors believes that the adoption of the Plan will increase our ability to attract and retain talented employees, consultants and directors and thereby enhance our growth and profitability.

Q.     HAS THE BOARD OF DIRECTORS APPROVED THE PLAN AND THE PROPOSAL TO CONDUCT THE PROPOSED STOCK SPLIT?

A.     All members of the Board of Directors have approved the proposal to authorize the board to effectuate the Stock Split of the common stock and to adopt the Plan, effective as soon as the Stock Split is effective, as is in the best interest of DC Brands and the best interest of the current stockholders of DC Brands.

Q.    WILL THE PROPOSED STOCK SPLIT RESULT IN ANY TAX LIABILITY TO ME?

A.    The proposed Stock Split is intended to be tax free for federal income tax purposes.

Q.    WHAT VOTE OF THE STOCKHOLDER WILL RESULT IN THE PROPOSAL BEING PASSED?

A.   To approve the proposals, the affirmative vote of a majority of the voting rights of the common stock and other shares holding voting rights is required. Consents in favor of the proposal have already been received from stockholders holding a majority of the voting securities of DC Brands.

Q.    WHO IS PAYING FOR THIS INFORMATION STATEMENT?

A.    DC Brands will pay for the delivery of this information statement.

Q.    WHOM SHOULD I CONTACT IF I HAVE ADDITIONAL QUESTIONS?

A:    Bob Armstrong, Chief Financial Officer of DC Brands International, Inc., 9500 W. 49 th Avenue, Suite D-106, Wheat Ridge, Colorado 80033, telephone: (303) 279-3800.

VOTE REQUIRED FOR APPROVAL

The Board of Directors of DC Brands have adopted, ratified and approved the proposal to authorize the Stock Split and the Plan and stockholders of the Corporation holding a majority of the voting power on the Record Date have approved the proposed Stock Split and Plan.

DISSENTER'S RIGHTS OF APPRAISAL

The Colorado Revised Statutes (the “Colorado Law”) do not provide for dissenter's rights in connection with the proposed amendment of the Articles of Incorporation to effectuate a reverse stock split.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

The Board of Directors fixed the close of business on May 18, 2012 as the record date for the determination of the common stockholders entitled to notice of the action by written consent.

As of May 18, 2012, DC Brands had issued and outstanding 983,119,386 shares of common stock and 91,111 shares of Series A Preferred Stock. A Stockholder holding a controlling interest equaling not less than fifty percent (50%) of voting rights of the securities of DC Brands, as of the record date have consented to the action required to carry the proposed Stock Split.

SECURITY OWNERSHIP OF EXECUTIVE OFFICERS, DIRECTORS AND FIVE PERCENT STOCKHOLDERS

The following table sets forth certain information concerning the ownership of DC Brands' common stock as of May 21, 2012, with respect to: (i) each person known to DC Brands to be the beneficial owner of more than five percent of DC Brands' common stock; (ii) all directors; and (iii) directors and executive officers of DC Brands as a group. The notes accompanying the information in the table below are necessary for a complete understanding of the figures provided below. As of May 21, 2012, there were 983,119,386 shares of common stock issued and outstanding, 91,111 shares of Series A preferred stock issued and outstanding and 106 shares of Series B preferred stock issued and outstanding.

Name and Address of Beneficial Owner	Shares Beneficially Owned (1)	Percentage of Class
Richard Pearce(2)	1,238,716,263	55.81%
Bob Armstrong	473,049	*
Jeremy Alcamo	72,500	*
Stephen Horgan	25,000,000	2.54%
Peter Papilion	4,500	*
Wade Brantley	84,500	*
Robert Nikkel	25,000	*

All executive officers and directors as a group (seven persons)	1,264,375,812	56.97%
Scott Allen Richter (3)	140,000,000	5.81%

(1)
Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock subject to options, warrants and convertible securities currently exercisable or convertible, or exercisable or convertible within 60 days are deemed outstanding, including for purposes of computing the percentage ownership of the person holding such option, warrant or convertible security, but not for purposes of computing the percentage of any other holder.

(2)
Includes 1,226,327 shares that Mr. Pearce has the right to purchase in accordance with the terms of his Employment Agreement and 91,111 shares of Series A Preferred Stock that Mr. Pearce owns that allows him the right to vote 51.25% of the outstanding voting stock or 1,234,939,936 votes.

(3)	Ownership not independently verified.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

No director, executive officer, nominee for election as a director, associate of any director, executive officer or nominee or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, in the proposed move or in any action covered by the related resolutions adopted by the Board of Directors, which is not shared by all other stockholders.

FORWARD-LOOKING STATEMENTS

This information statement may contain certain “forward-looking” statements (as that term is defined in the Private Securities Litigation Reform Act of 1995 or by the U.S. Securities and Exchange Commission in its rules, regulations and releases) representing our expectations or beliefs regarding our company. These forward-looking statements include, but are not limited to, statements concerning our operations, economic performance, financial condition, and prospects and opportunities. For this purpose, any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the generality of the foregoing, words such as “may,” “will,” “expect,” “believe,” “anticipate,” “intend,” “could,” “estimate,” “might,” or “continue” or the negative or other variations thereof or comparable terminology are intended to identify forward-looking statements. These statements, by their nature, involve substantial risks and uncertainties, certain of which are beyond our control, and actual results may differ materially depending on a variety of important factors, including factors discussed in this and other of our filings with the U.S. Securities and Exchange Commission.

WHERE YOU CAN FIND MORE INFORMATION

We are subject to the information and reporting requirements of the Securities Exchange Act of 1934, as amended, and in accordance with the Securities Exchange Act, we file periodic reports, documents, and other information with the Securities and Exchange Commission relating to our business, financial statements, and other matters. These reports and other information may be inspected and are available for copying at the offices of the Securities and Exchange Commission, 100 F Street, N.E., Washington, DC 20549. Our SEC filings are also available to the public on the SEC’s website at http://www.sec.gov .

INCORPORATION OF FINANCIAL INFORMATION

We “incorporate by reference” into this Information Statement the information in certain documents we file with the SEC, which means that we can disclose important information to you by referring you to those documents. We incorporate by reference into this information statement the following documents we have previously filed with the SEC: including our Form 10-K annual report for the year ended December 31, 2011 and quarterly reports on Form 10-Q for the past quarters ended March 31, 2012, any reports on Form 8-K or other forms which have been filed with the Securities and Exchange Commission are incorporated herein by reference. All of these forms may be accessed through the EDGAR archives, at www.sec.gov.

Only one information statement is being delivered to multiple stockholders sharing an address, unless we have received contrary instructions from one or more of the stockholders. We will undertake to deliver promptly upon written or oral request a separate copy of the information statement to a stockholder at a shared address to which a single copy of the information statement was delivered. You may make a written or oral request by sending a written notification to our principal executive offices at 9500 W. 49th Avenue, Suite D-106, Wheat Ridge, Colorado 80033 stating your name, your shared address, and the address to which we should direct the additional copy of the information statement or by calling our principal executive offices. If multiple stockholders sharing an address have received one copy of this information statement and would prefer us to mail each stockholder a separate copy of future mailings, you may send notification to or call our principal executive offices. Additionally, if current stockholders with a shared address received multiple copies of this information statement and would prefer us to mail one copy of future mailings to stockholders at the shared address, notification of that request may also be made by mail or telephone call to our principal executive offices.

Dated: June 5, 2012
By Order of the Board of Directors

/s/ Richard J. Pearce
Richard J. Pearce
Chairman and Chief Executive Officer

APPENDICES

Exhibit A-Written Consent of the Majority Stockholder

Exhibit B- Articles of Amendment

Exhibit C - 2012 Stock Incentive Plan

Exhibit A

STATEMENT OF ACTION

BY WRITTEN CONSENT OF THE

MAJORITY STOCKHOLDER OF

DC BRANDS INTERNATIONAL, INC.

The undersigned, being the majority stockholder of DC Brands International, Inc., a Colorado corporation (the "Corporation"), and acting hereunder without the convening of a formal meeting pursuant to Section 7-107-104 of the Colorado Revised Statutes, does hereby consent in writing to and adopt the following resolutions:

WHEREAS , the Board of Directors of the Corporation has determined that it is in the best interests of the Corporation to effectuate 1 for 200 reverse stock split of the Corporation’s common stock, without reducing the number of authorized shares or any other class of stock outstanding.

WHEREAS , the Board of Directors of the Corporation has determined that it is in the best interests of the Corporation to approve the Corporation’s 2012 Stock Incentive Plan 2012 (the “Plan”), to become effective as soon as the reverse stock split is completed.

RESOLVED , THEREFORE, that a 1 for 200 reverse stock split of the Corporation’s common stock, without reducing the number of authorized shares or any other class of stock outstanding, be, and hereby is, approved; and

RESOLVED FURTHER , that the Plan of the Corporation, in the form attached hereto (the “Plan”), be, and hereby is, approved, effective as soon as the reverse stock split is completed; and

IN WITNESS WHEREOF , the undersigned majority shareholder of the Corporation has executed this Statement of Action by Written Consent as of the 21st day of May, 2012.

/s/ Richard J. Pearce
Richard J. Pearce

Exhibit B

ARTICLES OF AMENDMENT

TO THE

ARTICLES OF INCORPORATION

OF

DC BRANDS INTERNATIONAL, INC.

Pursuant to CRS 7-90-301 and 7-110-106 of the Colorado Revised Statutes, the undersigned person, desiring to amend the Articles of Incorporation of DC BRANDS INTERNATIONAL, INC., under the laws of the State of Colorado, does hereby sign, verify, and deliver to the Office of the Secretary of State of Colorado, this Amendment to the Articles of Incorporation for the above-named company (hereinafter referred to as the "Company"):

The amendment contained herein was approved by a majority vote of shareholders of the Company on May 21, 2012.

FIRST: The Articles of Incorporation of the Company were first filed and approved by the Office of the Secretary of State of Colorado on April 29, 1998. This Amendment to the Articles will become effective upon the filing of the Articles of Amendment with the Colorado Secretary of State.

SECOND: That ARTICLE III shall be amended by adding at the end thereof the following: “Effective as of June 28, 2012 each share of common stock of the Corporation issued and outstanding as of the record date set by the Corporation's board of directors will be subject to a 1 for 200 reverse stock split, with all fractional shares being rounded up to the nearest whole share.”

All other aspects of Article III shall remain unchanged.

IN WITNESS WHEREOF, the Company has caused these Articles of Amendment to the Articles of Incorporation to be signed by Robert H. Armstrong, its Chief Financial Officer, this 6th  day of June, 2012.

Robert H. Armstrong
Chief Financial Officer

B-1

Exhibit C

DC BRANDS INTERNATIONAL, INC.
2012 Stock Incentive Plan

ARTICLE I
GENERAL

1.1   Purpose

The purpose of the DC Brands International, Inc. 2012 Stock Incentive Plan (the “Plan”) is to provide an incentive for the employees, directors, and consultants to DC Brands International, Inc. (the “Company” ”) and its subsidiaries an incentive: (a) to enter into and remain in the service of the Company, (b) to enhance the long-term performance of the Company, and (c) to acquire a proprietary interest in the success of the Company.

1.2   Administration

1.2.1 The Plan shall be administered by the Board of Directors of the Company (the “Board”), which shall consist of not less than two directors. To the extent required for transactions under the Plan to qualify for the exemptions available under Rule 16b-3 (“Rule 16b-3”) promulgated under the Securities Exchange Act of 1934 (the “1934 Act”), all actions relating to awards to persons subject to Section 16 of the 1934 Act shall be taken by the Board unless each person who serves on the Board is a “non-employee director” within the meaning of Rule 16b-3 or such actions are taken by the Board comprised solely of “non-employee directors”. To the extent required for compensation realized from awards under the Plan to be deductible by the Company pursuant to section 162(m) of the Internal Revenue Code of 1986 (the “Code”), the members of the Board shall be “outside directors” within the meaning of section 162(m).

1.2.2 The Board shall have the authority: (a) to exercise all of the powers granted to it under the Plan, (b) to construe, interpret and implement the Plan and any Plan Agreements executed pursuant to Section 2.1, (c) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules governing its own operations, (d) to make all determinations necessary or advisable in administering the Plan, (e) to correct any defect, supply any omission and reconcile any inconsistency in the Plan, (f) to amend the Plan to reflect changes in applicable law, (g) to determine whether, to what extent and under what circumstances awards may be settled or exercised in cash, shares of the Company’s common stock, par value $.001 (the “Common Stock” or the "Stock"), other securities, other awards or other property, or canceled, forfeited or suspended and the method or methods by which awards may be settled, canceled, forfeited or suspended, and (h) to determine whether, to what extent and under what circumstances cash, shares of the Common Stock, other securities, other awards or other property and other amounts payable with respect to an award shall be deferred either automatically or at the election of the holder thereof or of the Board.

1.2.3 Actions of the Board shall be taken by the vote of a majority of its members. Any action may be taken by a written instrument signed by a majority of the Board members, and action so taken shall be fully as effective as if it had been taken by a vote at a meeting.

1.2.4 The determination of the Board on all matters relating to the Plan or any Plan Agreement shall be final, binding and conclusive.

1.2.5 No member of the Board shall be liable for any action or determination made in good faith with respect to the Plan or any award thereunder.

1.3   Persons Eligible for Awards

Awards under the Plan may be made to such directors, officers and other employees of the Company and its subsidiaries (including prospective employees conditioned on their becoming employees), and to such consultants to the Company and its subsidiaries (collectively, “key persons”) as the Board shall in its discretion select.

1.4   Types of Awards Under the Plan

Awards may be made under the Plan in the form of: (a) incentive stock options (within the meaning of section 422 of the Code), (b) nonqualified stock options, (c) stock appreciation rights, (d) restricted stock, (e) restricted stock units, and (f) other stock-based awards, all as more fully set forth in Article II. The term “award” means any of the foregoing. No incentive stock option may be granted to a person who is not an employee of the Company on the date of grant.

1.5   Shares Available for Awards

1.5.1 The total number of shares of the Common Stock which may be transferred pursuant to awards granted under the Plan shall not exceed 1,500,000. Such shares may be authorized but unissued shares of the Common Stock or authorized and issued shares of the Common Stock held in the Company’s treasury or acquired by the Company for the purposes of the Plan. The Board may direct that any stock certificate evidencing shares issued pursuant to the Plan shall bear a legend setting forth such restrictions on transferability as may apply to such shares pursuant to the Plan. If, after the effective date of the Plan, any award is forfeited or any award otherwise terminates or is cancelled without the delivery of shares of Stock, then the shares covered by such award or to which such award relates shall again become available for transfer pursuant to awards granted or to be granted under this Plan. Any shares of Stock delivered by the Company, any shares of Stock with respect to which awards are made by the Company and any shares of Stock with respect to which the Company becomes obligated to make awards, through the assumption of, or in substitution for, outstanding awards previously granted by an acquired entity, shall not be counted against the shares available for awards under this Plan.

1.5.2 Upon certain changes in Stock, the number of shares of Stock available for issuance with respect to awards under the Plan, as set forth in Sections 1.5.1 and 1.5.3, shall be adjusted pursuant to Section 3.7.1.

1.5.3 Except as provided in this Section 1.5 and in Section 2.3.7, there shall be no limit on the number or the value of the shares of Stock that may be subject to awards to any individual under the Plan.

1.6   Definitions of Certain Terms

1.6.1 The “Fair Market Value” of a share of Stock on any day shall be determined as follows.

(a) If the principal market for the Stock (the “Market”) is a national securities exchange or the National Association of Securities Dealers Automated Quotation System (“NASDAQ”) Market, the last sale price or, if no reported sales take place on the applicable date, the average of the high bid and low asked price of Stock as reported for such Market on such date or, if no such quotation is made on such date, on the next preceding day on which there were quotations, provided that such quotations shall have been made within the ten (10) business days preceding the applicable date;

(b) If the Market is the Over the Counter Bulletin Board or another market, the average of the high bid and low asked price for Stock on the applicable date, or, if no such quotations shall have been made on such date, on the next preceding day on which there were quotations, provided that such quotations shall have been made within the ten (10) business days preceding the applicable date; or

(c) In the event that neither paragraph (a) nor (b) shall apply, the Fair Market Value of a share of Stock on any day shall be determined in good faith by the Board.

1.6.2 The term “incentive stock option” means an option that is intended to qualify for special federal income tax treatment pursuant to sections 421 and 422 of the Code, as now constituted or subsequently amended, or pursuant to a successor provision of the Code, and which is so designated in the applicable Plan Agreement. Any option that is not specifically designated as an incentive stock option shall under no circumstances be considered an incentive stock option. Any option that is not an incentive stock option is referred to herein as a “nonqualified stock option.”

1.6.3 The term “employment” means, in the case of a grantee of an award under the Plan who is not an employee of the Company, the grantee’s association with the Company or a subsidiary as a director, consultant or otherwise.

1.6.4 A grantee shall be deemed to have a “termination of employment” upon ceasing to be employed by the Company and all of its subsidiaries or by a corporation assuming awards in a transaction to which section 424(a) of the Code applies. The Board may in its discretion determine (a) whether any leave of absence constitutes a termination of employment for purposes of the Plan, (b) the impact, if any, of any such leave of absence on awards theretofore made under the Plan, and (c) when a change in a non-employee’s association with the Company constitutes a termination of employment for purposes of the Plan. The Board shall have the right to determine whether the termination of a grantee’s employment is a dismissal for cause and the date of termination in such case, which date the Board may retroactively deem to be the date of the action that is cause for dismissal. Such determinations of the Board shall be final, binding and conclusive.

1.6.5 The term “cause,” when used in connection with termination of a grantee’s employment, shall have the meaning set forth in any then-effective employment agreement between the grantee and the Company or a subsidiary thereof. In the absence, of or in addition to, as the case may be, such an employment agreement provision, “cause” means: (a) conviction of any crime (whether or not involving the Company) constituting a felony in the jurisdiction involved; (b) conviction of any crime involving moral turpitude; (c) material violation of the Company’s policies, including, without limitation, those relating to sexual harassment or the disclosure or misuse of confidential information; or (d) serious neglect or misconduct in the performance of the grantee’s duties for the Company or a subsidiary or willful or repeated failure or refusal to perform such duties; in each case as determined by the Board, which determination shall be final, binding and conclusive.

ARTICLE II
AWARDS UNDER THE PLAN

2.1   Agreements Evidencing Awards

Each award granted under the Plan shall be evidenced by a written agreement (“Plan Agreement”) which shall contain such provisions as the Board in its discretion deems necessary or desirable. Such provisions may include, without limitation, a requirement that the grantee become a party to a shareholders’ agreement with respect to any shares of Stock acquired pursuant to the award, a requirement that the grantee acknowledge that such shares are acquired for investment purposes only, and a right of first refusal exercisable by the Company in the event that the grantee wishes to transfer any such shares. The Board may grant awards in tandem with or in substitution for any other award or awards granted under this Plan or any award granted under any other plan of the Company or any subsidiary. Payments or transfers to be made by the Company or any subsidiary upon the grant, exercise or payment of an award may be made in such form as the Board shall determine, including cash, shares of Stock, other securities, other awards or other property and may be made in a single payment or transfer, in installments or on a deferred basis, in each case in accordance with rules established by the Board. By accepting an award pursuant to the Plan, a  grantee thereby agrees that the award shall be subject to all of the terms and provisions of the Plan and the applicable Plan Agreement.

2.2   No Rights as a Shareholder

No grantee of an option or stock appreciation right (or other person having the right to exercise such award) shall have any of the rights of a shareholder of the Company with respect to shares subject to such award until the issuance of a stock certificate to such person for such shares.

2.3   Grant of Stock Options and Stock Appreciation Rights

2.3.1 The Board may grant incentive stock options and nonqualified stock options (collectively, “options”) to purchase shares of the Common Stock from the Company, to such key persons, in such amounts and subject to such terms and conditions, as the Board shall determine in its discretion, subject to the provisions of the Plan.

2.3.2 The Board may grant stock appreciation rights to such key persons, in such amounts and subject to such terms and conditions, as the Board shall determine in its discretion, subject to the provisions of the Plan. Stock appreciation rights may be granted in connection with all or any part of, or independently of, any option granted under the Plan. A stock appreciation right granted in connection with a nonqualified stock option may be granted at or after the time of grant of such option. A stock appreciation right granted in connection with an incentive stock option may be granted only at the time of grant of such option.

2.3.3 The grantee of a stock appreciation right shall have the right, subject to the terms of the Plan and the applicable Plan Agreement, to receive from the Company an amount equal to (a) the excess of the Fair Market Value of a share of the Common Stock on the date of exercise of the stock appreciation right over (b) the exercise price of such right as set forth in the Plan Agreement (or over the option exercise price if the stock appreciation right is granted in connection with an option), multiplied by (c) the number of shares with respect to which the stock appreciation right is exercised. Payment upon exercise of a stock appreciation right shall be in cash or in shares of the Common Stock (valued at their Fair Market Value on the date of exercise of the stock appreciation right) or both, all as the Board shall determine in its discretion. Upon the exercise of a stock appreciation right granted in connection with an option, the number of shares subject to the option shall be correspondingly reduced by the number of shares with respect to which the stock appreciation right is exercised. Upon the exercise of an option in connection with which a stock appreciation right has been granted, the number of shares subject to the stock appreciation right shall be correspondingly reduced by the number of shares with respect to which the option is exercised.

2.3.4 Each Plan Agreement with respect to an option shall set forth the amount (the “option exercise price”) payable by the grantee to the Company upon exercise of the option evidenced thereby. The option exercise price per share shall be determined by the Board in its discretion; provided, however, that the option exercise price of an incentive stock option shall be at least 100% of the Fair Market Value of a share of the Common Stock on the date the option is granted, and provided further that in no event shall the option exercise price be less than the par value of a share of the Common Stock.

2.3.5 Each Plan Agreement with respect to an option or stock appreciation right shall set forth the periods during which the award evidenced thereby shall be exercisable, whether in whole or in part. Such periods shall be determined by the Board in its discretion; provided, however, that no incentive stock option (or a stock appreciation right granted in connection with an incentive stock option) shall be exercisable more than 10 years after the date of grant.

2.3.6 The Board may in its discretion include in any Plan Agreement with respect to an option (the “original option”) a provision that an additional option (the “additional option”) shall be granted to any grantee who, pursuant to Section 2.4.2(b), delivers shares of the Common Stock in partial or full payment of the exercise price of the original option. The additional option shall be for a number of shares of the Common Stock equal to the number thus delivered, shall have an exercise price equal to the Fair Market Value of a share of the Common Stock on the date of exercise of the original option, and shall have an expiration date no later than the expiration date of the original option. In the event that a Plan Agreement provides for the grant of an additional option, such Agreement shall also provide that the exercise price of the original option be no less than the Fair Market Value of a share of Stock on its date of grant, and that any shares that are delivered pursuant to Section 2.4.2(b) in payment of such exercise price shall have been held for at least six months.

2.3.7 To the extent that the aggregate Fair Market Value (determined as of the time the option is granted) of the stock with respect to which incentive stock options granted under this Plan and all other plans of the Company and any subsidiary are first exercisable by any employee during any calendar year shall exceed the maximum limit (currently, $100,000), if any, imposed from time to time under section 422 of the Code, such options shall be treated as nonqualified stock options.

2.3.8 Notwithstanding the provisions of Sections 2.3.4 and 2.3.5, to the extent required under section 422 of the Code, an incentive stock option may not be granted under the Plan to an individual who, at the time the option is granted, owns stock possessing more than 10% of the total combined voting power of all classes of stock of his employer corporation or of its parent or subsidiary corporations (as such ownership may be determined for purposes of section 422(b)(6) of the Code) unless (a) at the time such incentive stock option is granted the option exercise price is at least 110% of the Fair Market Value of the shares subject thereto and (b) the incentive stock option by its terms is not exercisable after the expiration of 5 years from the date it is granted.

2.4   Exercise of Options and Stock Appreciation Rights

Subject to the provisions of this Article II, each option or stock appreciation right granted under the Plan shall be exercisable as follows:

2.4.1 Unless the applicable Plan Agreement otherwise provides, an option or stock appreciation right may be exercised from time to time as to all or part of the shares as to which such award is then exercisable (but, in any event, only for whole shares). A stock appreciation right granted in connection with an option may be exercised at any time when, and to the same extent that, the related option may be exercised. An option or stock appreciation right shall be exercised by the filing of a written notice with the Company, on such form and in such manner as the Board shall prescribe.

2.4.2 Any written notice of exercise of an option shall be accompanied by payment for the shares being purchased. Such payment shall be made: (a) by certified or official bank check (or the equivalent thereof acceptable to the Company) for the full option exercise price; or (b) unless the applicable Plan Agreement provides otherwise, by delivery of shares of the Common Stock (which, if acquired pursuant to exercise of a stock option, were acquired at least six months prior to the option exercise date) and having a Fair Market Value (determined as of the exercise date) equal to all or part of the option exercise price and a certified or official bank check (or the equivalent thereof acceptable to the Company) for any remaining portion of the full option exercise price; or (c) at the discretion of the Board and to the extent permitted by law, by such other provision as the Board may from time to time prescribe.

2.4.3 Promptly after receiving payment of the full option exercise price, or after receiving notice of the exercise of a stock appreciation right for which payment will be made partly or entirely in shares, the Company shall, subject to the provisions of Section 3.3 (relating to certain restrictions), deliver to the grantee or to such other person as may then have the right to exercise the award, a certificate or certificates for the shares of the Common Stock for which the award has been exercised. If the method of payment employed upon option exercise so requires, and if applicable law permits, a grantee may direct the Company to deliver the certificate(s) to the grantee’s stockbroker.

2.5   Termination of Employment; Death

2.5.1 Except to the extent otherwise provided in Section 2.5.2 or 2.5.3 or in the applicable Plan Agreement, all options and stock appreciation rights not theretofore exercised shall terminate upon termination of the grantee’s employment for any reason (including death).

2.5.2 If a grantee’s employment terminates for any reason other than death or dismissal for cause, the grantee may exercise any outstanding option or stock appreciation right on the following terms and conditions: (a) exercise may be made only to the extent that the grantee was entitled to exercise the award on the date of employment termination; and (b) exercise must occur within 90 days after employment terminates, except that this 90 day period shall be increased to one year if the termination is by reason of disability, but in no event after the expiration date of the award as set forth in the Plan Agreement. In the case of an incentive stock option, the term “disability” for purposes of the preceding sentence shall have the meaning given to it by section 422(c)(6) of the Code.

2.5.3 If a grantee dies while employed by the Company or any subsidiary, or after employment termination but during the period in which the grantee’s awards are exercisable pursuant to Section 2.5.2, any outstanding option or stock appreciation right shall be exercisable on the following terms and conditions: (a) exercise may be made only to the extent that the grantee was entitled to exercise the award on the date of death; and (b) exercise must occur by the earlier of the first anniversary of the grantee’s death or the expiration date of the award. Any such exercise of an award following a grantee’s death shall be made only by the grantee’s executor or administrator, unless the grantee’s will specifically disposes of such award, in which case such exercise shall be made only by the recipient of such specific disposition. If a grantee’s personal representative or the recipient of a specific disposition under the grantee’s will shall be entitled to exercise any award pursuant to the preceding sentence, such representative or recipient shall be bound by all the terms and conditions of the Plan and the applicable Plan Agreement which would have applied to the grantee including, without limitation, the provisions of Sections 3.3 and 3.7 hereof.

2.6   Grant of Restricted Stock

2.6.1 The Board may grant restricted shares of Stock to such key persons, in such amounts, and subject to such terms and conditions as the Board shall determine in its discretion, subject to the provisions of the Plan. Restricted stock awards may be made independently of or in connection with any other award under the Plan. A grantee of a restricted stock award shall have no rights with respect to such award unless such grantee accepts the award within such period as the Board shall specify by executing a Plan Agreement in such form as the Board shall determine and, if the Board shall so require, makes payment to the Company by certified or official bank check (or the equivalent thereof acceptable to the Company) in such amount as the Board may determine.

2.6.2 Promptly after a grantee accepts a restricted stock award, the Company shall issue in the grantee’s name a certificate or certificates for the shares of the Common Stock covered by the award. Upon the issuance of such certificate(s), the grantee shall have the rights of a shareholder with respect to the restricted stock, subject to the nontransferability restrictions and Company repurchase rights described in Sections 2.6.4 and 2.6.5 and to such other restrictions and conditions as the Board in its discretion may include in the applicable Plan Agreement.

2.6.3 Unless the Board shall otherwise determine, any certificate issued evidencing shares of restricted stock shall remain in the possession of the Company until such shares are free of any restrictions specified in the applicable Plan Agreement.

2.6.4 Shares of restricted stock may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided in this Plan or the applicable Plan Agreement. The Board at the time of grant shall specify the date or dates (which may depend upon or be related to the attainment of performance goals and other conditions) on which the nontransferability of the restricted stock shall lapse. Unless the applicable Plan Agreement provides otherwise, additional shares of Stock or other property distributed to the grantee in respect of shares of restricted stock, as dividends or otherwise, shall be subject to the same restrictions applicable to such restricted stock.

2.6.5 During the 120 days following termination of the grantee’s employment for any reason, the Company shall have the right to require the return of any shares to which restrictions on  transferability apply, in exchange for which the Company shall repay to the grantee (or the grantee’s estate) any amount paid by the grantee for such shares.

2.7   Grant of Restricted Stock Units

2.7.1 The Board may grant awards of restricted stock units to such key persons, in such amounts, and subject to such terms and conditions as the Board shall determine in its discretion, subject to the provisions of the Plan. Restricted stock units may be awarded independently of or in connection with any other award under the Plan.

2.7.2 At the time of grant, the Board shall specify the date or dates on which the restricted stock units shall become fully vested and nonforfeitable, and may specify such conditions to vesting as it deems appropriate. In the event of the termination of the grantee’s employment by the Company and its subsidiaries for any reason, restricted stock units that have not become nonforfeitable shall be forfeited and cancelled. The Board at any time may accelerate vesting dates and otherwise waive or amend any conditions of an award of restricted stock units.

2.7.3 At the time of grant, the Board shall specify the maturity date applicable to each grant of restricted stock units, which may be determined at the election of the grantee. Such date may be later than the vesting date or dates of the award. On the maturity date, the Company shall transfer to the grantee one unrestricted, fully transferable share of the Common Stock for each restricted stock unit scheduled to be paid out on such date and not previously forfeited. The Board shall specify the purchase price, if any, to be paid by the grantee to the Company for such shares of the Common Stock.

2.8   Other Stock-Based Awards

The Board may grant other types of stock-based awards (including the grant of unrestricted shares) to such key persons, in such amounts and subject to such terms and conditions, as the Board shall in its discretion determine, subject to the provisions of the Plan. Such awards may entail the transfer of actual shares of the Common Stock to Plan participants, or payment in cash or otherwise of amounts based on the value of shares of the Common Stock.

ARTICLE III
MISCELLANEOUS

3.1   Amendment of the Plan; Modification of Awards

3.1.1 The Board may from time to time suspend, discontinue, revise or amend the Plan in any respect whatsoever, except that no such amendment shall materially impair any rights or materially increase any obligations under any award theretofore made under the Plan without the consent of the grantee (or, after the grantee’s death, the person having the right to exercise the award). For purposes of this Section 3.1, any action of the Board or the Board that alters or affects the tax treatment of any award shall not be considered to materially impair any rights of any grantee.

3.1.2 Stockholder approval of any amendment shall be obtained to the extent necessary to comply with section 422 of the Code (relating to incentive stock options) or other applicable law or regulation.

3.1.3 The Board may amend any outstanding Plan Agreement, including, without limitation, by amendment which would accelerate the time or times at which the award becomes unrestricted or may be exercised, or waive or amend any goals, restrictions or conditions set forth in the Agreement. However, any such amendment (other than an amendment pursuant to Section 3.7.2, relating to change in control) that materially impairs the rights or materially increases the obligations of a grantee under an outstanding award shall be made only with the consent of the grantee (or, upon the grantee’s death, the person having the right to exercise the award).

3.2   Tax Withholding

3.2.1 As a condition to the receipt of any shares of the Common Stock pursuant to any award or the lifting of restrictions on any award, or in connection with any other event that gives rise to a federal or other governmental tax withholding obligation on the part of the Company relating to an award (including, without limitation, FICA tax), the Company shall be entitled to require that the grantee remit to the Company an amount sufficient in the opinion of the Company to satisfy such withholding obligation.

3.2.2 If the event giving rise to the withholding obligation is a transfer of shares of the Common Stock, then, unless otherwise specified in the applicable Plan Agreement, the grantee may satisfy the withholding obligation imposed under Section 3.2.1 by electing to have the Company withhold shares of the Common Stock having a Fair Market Value equal to the amount of tax to be withheld. For this purpose, Fair Market Value shall be determined as of the date on which the amount of tax to be withheld is determined (and any fractional share amount shall be settled in cash).

3.3   Restrictions

3.3.1 If the Board shall at any time determine that any consent (as hereinafter defined) is necessary or desirable as a condition of, or in connection with, the granting of any award under the Plan, the issuance or purchase of shares or other rights thereunder, or the taking of any other action thereunder (each such action being hereinafter referred to as a “plan action”), then such plan action shall not be taken, in whole or in part, unless and until such consent shall have been effected or obtained to the full satisfaction of the Board.

3.3.2 The term “consent” as used herein with respect to any plan action means: (a) any and all listings, registrations or qualifications in respect thereof upon any securities exchange or under any federal, state or local law, rule or regulation, (b) any and all written agreements and representations by the grantee with respect to the disposition of shares, or with respect to any other matter, which the Board shall deem necessary or desirable to comply with the terms of any such listing, registration or qualification or to obtain an exemption from the requirement that any such listing, qualification or registration be made and (c) any and all consents, clearances and approvals in respect of a plan action by any governmental or other regulatory bodies.

3.4   Nonassignability

Except to the extent otherwise provided in the applicable Plan Agreement, no award or right granted to any person under the Plan shall be assignable or transferable other than by will or by the laws of descent and distribution, and all such awards and rights shall be exercisable during the life of the grantee only by the grantee or the grantee’s legal representative.

3.5   Notification of Election Under Code Section 83(b)

If any grantee shall, in connection with the acquisition of shares of the Common Stock under the Plan, make the election permitted under section 83(b) of the Code (that is, an election to include in gross income in the year of transfer the amounts specified in section 83(b)), such grantee shall notify the Company of such election within 10 days of filing notice of the election with the Internal Revenue Service, in addition to any filing and notification required pursuant to regulations issued under the authority of Code section 83(b).

3.6   Notification Upon Disqualifying Disposition

If any grantee shall make any disposition of shares of the Common Stock issued pursuant to the exercise of an incentive stock option under the circumstances described in section 421(b) of the Code (relating to certain disqualifying dispositions), such grantee shall notify the Company of such disposition within 10 days thereof.

3.7   Adjustment Upon Changes in Stock

3.7.1 Shares Available for Grants . In the event of any change in the number of shares of Stock outstanding by reason of any stock dividend or split, reverse stock split, recapitalization, merger, consolidation, combination or exchange of shares or similar corporate change, the maximum number of shares of the Common Stock with respect to which the Board may grant awards under Article II hereof, as described in Section 1.5.1, and the individual annual limit described in Section 1.5.2, shall be appropriately adjusted by the Board. In the event of any change in the number of shares of the Common Stock outstanding by reason of any other event or transaction, the Board may, but need not, make such adjustments in the number and class of shares of the Common Stock with respect to which awards: (i) may be granted under Article II hereof and (ii) granted to any one employee of the Company or a subsidiary during any one calendar year, in each case as the Board may deem appropriate, unless such adjustment would cause any award that would otherwise qualify as performance based compensation with respect to a “162(m) covered employee” (as defined in Section 162 of the Code), to cease to so qualify.

3.7.2 Outstanding Restricted Stock and Restricted Stock Units . Unless the Board in its absolute discretion otherwise determines, any securities or other property (including dividends paid in cash) received by a grantee with respect to a share of restricted stock, the issue date with respect to which occurs prior to such event, but which has not vested as of the date of such event, as a result of any dividend, stock split, reverse stock split, recapitalization, merger, consolidation, combination, exchange of shares or otherwise will not vest until such share of restricted stock vests, and shall be promptly deposited with the Company or otherwise treated as was the certificate for the underlying share of restricted stock, pursuant to Section 2.6.3 hereof.

The Board may, in its absolute discretion, adjust any grant of shares of restricted stock, the issue date with respect to which has not occurred as of the date of the occurrence of any of the following events, or any grant of restricted stock units, to reflect any dividend, stock split, reverse stock split, recapitalization, merger, consolidation, combination, exchange of shares or similar corporate change as the Board may deem appropriate to prevent the enlargement or dilution of rights of grantees.

3.7.3 Outstanding Options and Stock Appreciation Rights — Increase or Decrease in Issued Shares Without Consideration . Subject to any required action by the stockholders of the Company, in the event of any increase or decrease in the number of issued shares of Stock resulting from a subdivision or consolidation of shares of Stock or the payment of a stock dividend (but only on the shares of Stock), or any other increase or decrease in the number of such shares effected without receipt of consideration by the Company, the Board shall proportionally adjust the number of shares of the Common Stock subject to each outstanding option and stock appreciation right, and the exercise price-per-share of the Common Stock of each such option and stock appreciation right.

3.7.4 Outstanding Options and Stock Appreciation Rights — Certain Mergers . Subject to any required action by the stockholders of the Company, in the event that the Company shall be the surviving corporation in any merger or consolidation (except a merger or consolidation as a result of which the holders of shares of Stock receive securities of another corporation), each option and stock appreciation right outstanding on the date of such merger or consolidation shall pertain to and apply to the securities which a holder of the number of shares of the Common Stock subject to such option or stock appreciation right would have received in such merger or consolidation.

3.7.5 Outstanding Options and Stock Appreciation Rights — Certain Other Transactions . In the event of (i) a dissolution or liquidation of the Company, (ii) a sale of all or substantially all of the Company’s assets, (iii) a merger or consolidation involving the Company in which the Company is not the surviving corporation or (iv) a merger or consolidation involving the Company in which the Company is the surviving corporation but the holders of shares of the Common Stock receive securities of another corporation and/or other property, including cash, the Board shall, in its absolute discretion, have the power to:

(i)
cancel, effective immediately prior to the occurrence of such event, each option and stock appreciation right outstanding immediately prior to such event (whether or not then exercisable), and, in full  consideration of such cancellation, pay to the grantee to whom such option or stock appreciation right  was granted an amount in cash, for each share of the Common Stock subject to such option or stock appreciation right, respectively, equal to the excess of (x) the value, as determined by the Board in its absolute discretion, of the property (including cash) received by the holder of a share of the Common Stock as a result of such event over (y) the exercise price of such option or stock appreciation   right;

(ii)
cancel, effective immediately prior to the occurrence of such event, each option and stock appreciation right outstanding immediately prior to such event (whether or not then exercisable), and, in full consideration of such cancellation, pay to the grantee to whom such option or stock appreciation right was granted, for each share of the Common Stock subject to such option or stock appreciation right, respectively, the property (including cash) received by the holder of a share of the Common Stock as a result of such event; or

(iii)
provide for the exchange of each option and stock appreciation right outstanding immediately prior  to such event (whether or not then exercisable) for an option on or stock appreciation right with respect to, as appropriate, some or all of the property which a holder of the number of shares of the Common Stock subject to such option or stock appreciation right would have received and, incident thereto, make an equitable adjustment as determined by the Board in its absolute discretion in the exercise price of the option or stock appreciation right, or the number of shares or amount of property subject to the option or stock appreciation right or, if appropriate, provide for a cash payment to the grantee to whom such option or stock appreciation right was granted in partial consideration for the exchange of the option or stock appreciation right.

3.7.6 Outstanding Options and Stock Appreciation Rights — Other Changes . In the event of any change in the capitalization of the Company or a corporate change other than those specifically referred to in Sections 3.7.3, 3.7.4 or 3.7.5 hereof, the Board may, in its absolute discretion, make such adjustments in the number and class of shares subject to options and stock appreciation rights outstanding on the date on which such change occurs and in the per-share exercise price of each such option and stock appreciation right as the Board may consider appropriate to prevent dilution or enlargement of rights. In addition, if and to the extent the Board determines it is appropriate, the Board may elect to cancel each option and stock appreciation right outstanding immediately prior to such event (whether or not then exercisable), and, in full consideration of such cancellation, pay to the grantee to whom such option or stock appreciation right was granted an amount in cash, for each share of the Common Stock subject to such option or stock appreciation right, respectively, equal to the excess of (i) the Fair Market Value of the Common Stock on the date of such cancellation over (ii) the exercise price of such option or stock appreciation right.

3.7.7 No Other Rights . Except as expressly provided in the Plan, no grantee shall have any rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend, any increase or decrease in the number of shares of stock of any class or any dissolution, liquidation, merger or consolidation of the Company or any other corporation. Except as expressly provided in the Plan, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of the Common Stock subject to an award or the exercise price of any option or stock appreciation right. Except as otherwise provided in Section 3.7, no adjustment shall be made for dividends, distributions or other rights (whether ordinary or extraordinary, and whether in cash, securities or other property) for which the record date is prior to the date such stock certificate is issued.

3.8   Right of Discharge Reserved

Nothing in the Plan or in any Plan Agreement shall confer upon any grantee the right to continue in the employ of the Company or affect any right which the Company may have to terminate such employment.

3.9   Nature of Payments

3.9.1 Any and all grants of awards and issuances of shares of the Common Stock under the Plan shall be in consideration of services performed for the Company by the grantee.

3.9.2 All such grants and issuances shall constitute a special incentive payment to the grantee and shall not be taken into account in computing the amount of salary or compensation of the grantee for the purpose of determining any benefits under any pension, retirement, profit-sharing, bonus, life insurance or other benefit plan of the Company or under any agreement between the Company and the grantee, unless such plan or agreement specifically provides otherwise.

3.10 Non-Uniform Determinations

The Board’s determinations under the Plan need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, awards under the Plan (whether or not such persons are similarly situated). Without limiting the generality of the foregoing, the Board shall be entitled, among other things, to make non-uniform and selective determinations, and to enter into non-uniform and selective Plan agreements, as to (a) the persons to receive awards under the Plan, (b) the terms and provisions of awards under the Plan, and (c) the treatment of leaves of absence pursuant to Section 1.6.4.

3.11 Other Payments or Awards

Nothing contained in the Plan shall be deemed in any way to limit or restrict the Company from making any award or payment to any person under any other plan, arrangement or understanding, whether now existing or hereafter in effect.

3.12 Section Headings

The section headings contained herein are for the purpose of convenience only and are not intended to define or limit the contents of the sections.

3.13 Effective Date and Term of Plan

3.13.1 The Plan was adopted by the Board on May 23, 2012, subject to approval by the Company’s stockholders and subject to the 200:1 reverse stock split becoming effective. All awards under the Plan prior to such stockholder approval are subject in their entirety to such approval. If such approval is not obtained prior to the first anniversary of the date of adoption of the Plan, the Plan and all awards thereunder shall terminate on that date.

3.13.2 Unless sooner terminated by the Board, the Plan will terminate on the close of business on May 22, 2022, ten years from the original effective date. All awards made under the Plan prior to its termination shall remain in effect until such awards have been satisfied or terminated in accordance with the terms and provisions of the Plan and the applicable Plan Agreements.

3.14 Governing Law

All rights and obligations under the Plan shall be construed and interpreted in accordance with the laws of the State of Colorado, without giving effect to principles of conflict of laws.